Exhibit 99.1

NOVAGOLD AND PAULSON’S ALASKA SITE VISIT BUILDS MOMENTUM IN DONLIN GOLD’S PATH TO DEVELOPMENT

Meetings with Alaska Native Corporations, government officials and key stakeholders underscore positive momentum for the new Donlin Gold partnership and its updated project development plan.

Donlin Gold contract awarded to prepare the Request for Proposals (RFP) to commence the updated Bankable Feasibility Study (BFS) and expects to select top-tier qualified engineering firm(s) by the fourth quarter of 2025.

Constructive discussions were held with natural gas pipeline developers and distributors exploring different avenues to bring natural gas to Southcentral Alaska that could be very beneficial for Donlin Gold.

Donlin Gold identified hiring priorities and initiated efforts to fill critical roles to support project development.

August 20, 2025 – Vancouver, British Columbia – NOVAGOLD RESOURCES INC. (“NOVAGOLD” or the “Company”) (NYSE American, TSX: NG) and Paulson Advisers LLC (“Paulson” and together with NOVAGOLD, the “Owners”) announced that, following the recent change in ownership of Donlin Gold LLC (“Donlin Gold”), a project workshop was held in July in Alaska. The sessions brought together the Donlin Gold team, senior representatives from both NOVAGOLD and Paulson, in attendance, including two prominent NOVAGOLD shareholders — John Paulson and Dr. Thomas S. Kaplan. During the visit, participants met with key stakeholders and focused on advancing the project to a BFS.

“It was a pleasure to accompany John and his team on their visit. Being on site for the second time in the last month and meeting directly with representatives from Calista Corporation (“Calista”) and The Kuskokwim Corporation (TKC), which are the land resource owners of the Donlin Gold project, as well as local stakeholders, government officials, and infrastructure and logistics providers, reinforced both the strength of our collaboration as well as the renewed momentum behind this project”, said Dr. Thomas S. Kaplan, NOVAGOLD’s Chairman. “More than ever before, with a beautifully aligned co-owner and the backdrop of a gold bull market, the Company remains devoted to responsibly advancing the development of what would be, at present estimates, America’s largest gold mine — and, above all, honoring the enduring values of the region and respecting the long-term interests of all stakeholders.”

“I am committed to the development of this truly magnificent project. I was pleased to visit the site, spend time in Aniak, a middle Kuskokwim village, and engage directly with local stakeholders and the Alaska Native Corporations who are owners and stewards of the land where the project is located,” said John Paulson, Paulson’s Chairman. “We also held valuable and highly constructive discussions with government leaders and prospective contractors for key infrastructure components. These engagements underscore our shared dedication to progressing the project in a responsible, inclusive, and collaborative manner.”

As the project advances through this next phase toward a construction decision, the Alaska visit served as a meaningful opportunity to expand stakeholder engagement and reaffirm Donlin Gold’s commitment to responsible development. Meetings took place in Anchorage and in the Yukon–Kuskokwim (Y-K) region with Calista and TKC, respectively, providing an excellent opportunity for NOVAGOLD’S new partner in Donlin Gold, Paulson, to meet with and gain insight from local stakeholders as well as discuss the path forward. Most importantly, Donlin Gold and the Owners were invited to travel by boat on the Kuskokwim River and visit a local fish camp that served as Paulson’s introduction to the area. It was also a unique opportunity to see first-hand how Indigenous peoples rely on the Kuskokwim River for food, travel, and sustaining their Traditional ways of life. Donlin Gold and the Owners look forward to ongoing and ever closer exchanges with Calista and TKC as the project advances.

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Representatives from TKC, Donlin Gold, NOVAGOLD, Paulson, and Electrum – Visit to a local fish camp on the Kuskokwim River

TKC – President & CEO, Andrea Gusty; Vice-President of Operations, Megan Leary; Land Consultant, Rachel Klein; Shareholders & Fish Camp Owners – Johnny & Tamara Sakar; Donlin Gold – General Manager, Todd Dahlman, Permitting & Environmental Manager, Enric Fernandez; External Affairs Manager, Wendy Lindskoog; Assistant Manager Community Relations, Rebecca Wilmarth; Human Resources, Shaun Tygart; Paulson – John Paulson; Partners, Marcelo Kim and Michael Waldorf; NOVAGOLD – Chairman, Dr. Thomas S. Kaplan; Director, Ali Erfan; President & CEO, Greg Lang; VP & COO, Richard Williams, VP & General Counsel, Ben Machlis; and VP Corporate Communications, Mélanie Hennessey; and Electrum – Mark Wallace and Arezo Kohistany.

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Representatives of Calista’s Board of Directors, NOVAGOLD, Paulson, and Electrum – Alaska site tour July 2025

Calista – Board of Directors – Willie Kasayulie, Ron Hoffman, Audrey Alstrom, Johnnie Evan, George Guy; President & CEO, Andrew Guy; NOVAGOLD – Chair, Dr. Thomas S. Kaplan and President & CEO, Greg Lang; John Paulson; and Donlin Gold’s General Manager, Todd Dahlman.

In addition, highly collaborative meetings were held with key government representatives in Alaska, including Governor Mike Dunleavy, Department of Natural Resources Commissioner John Boyle, and former Department of Revenue Commissioner Adam Crum in addition to state leaders to introduce the new Donlin Gold ownership and discuss specific focus areas for the State of Alaska and Donlin Gold. As the second largest gold-producing state in the U.S., Alaska offers superb opportunities for the responsible development of employment-generating projects like Donlin Gold.

As part of the meetings held in July and in line with the project’s progression toward an updated BFS, the Owners also reviewed ways of streamlining organizational structures and accelerating hiring to build capacity for the project’s advancement. Multiple executive search firms were engaged to support this effort.

Constructive meetings were also held with natural gas pipeline developers and distributors, Donlin Gold, and its Owners. A clear outcome from these discussions was that opportunities are being explored and analyzed to deliver natural gas to Southcentral Alaska that could be beneficial for Donlin Gold and its stakeholders.

A contract was awarded to prepare the detailed RFP documents and manage the process to select top-tier qualified engineering firms with the capability to successfully deliver a major commission like the Donlin Gold BFS. Donlin Gold anticipates selecting the firm or firms responsible for this critical phase in the fourth quarter of 2025. As always, Donlin Gold is upholding the highest standards of openness and transparency in competitively requesting proposals and bids from the top firms in their respective fields to guide the successful and responsible development of the Donlin Gold project.

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Separately, the 2025 Donlin Gold 15,000-meter drill program has been completed, following the shift in focus to concentrate on converting and expanding reserves and resources. The Company anticipates providing an update on the drill results in the coming months. Furthermore, the Owners approved an additional 3,000 meters for geotechnical drilling in the proposed pit and material sites for the project’s 30-mile access road from the planned Jungjuk port on the Kuskokwim River to the Donlin Gold site. Some activities that were originally planned for 2025 were redirected to support BFS work with no material impact expected on Donlin Gold’s budgeted 2025 expenditures.

About NOVAGOLD

NOVAGOLD is a well-financed precious metals company focused on the development of the Donlin Gold project in Alaska, one of the safest mining jurisdictions in the world. With approximately 39 million ounces of gold in the Measured and Indicated Mineral Resource categories (541 million tonnes at an average grade of approximately 2.24 grams per tonne, in the Measured and Indicated Mineral Resource categories on a 100% basis)1, inclusive of Proven and Probable Mineral Reserves, the Donlin Gold project is regarded to be one of the largest, highest-grade, and most prospective known open-pit gold deposits in the world. According to the 2021 Technical Report and the S-K 1300 Technical Report Summary, once in production, the Donlin Gold project is expected to produce an average of more than one million ounces per year over a 27-year mine life on a 100% basis.

NOVAGOLD Contacts:

Mélanie Hennessey

Vice President, Corporate Communications

Frank Gagnon

Manager, Investor Relations

604-669-6227 or 1-866-669-6227

info@novagold.com

www.novagold.com

___________________________________________

1 Donlin Gold data as per the report titled “NI 43-101 Technical Report on the Donlin Gold project, Alaska, USA” with an effective date of June 1, 2021 (the “2021 Technical Report”) and the report titled “S-K 1300 Technical Report Summary on the Donlin Gold project, Alaska, USA” (the “S-K 1300 Technical Report Summary”), dated November 30, 2021. Donlin Gold possesses Measured Resources of approximately 8 Mt grading 2.52 g/t and Indicated Resources of approximately 534 Mt grading 2.24 g/t, each on a 100% basis and inclusive of Mineral Reserves, of which approximately 5 Mt of Measured Resources and approximately 320 Mt of Indicated Resources inclusive of Reserves is currently attributable to NOVAGOLD through its 60% ownership interest in Donlin Gold LLC. Exclusive of Mineral Reserves, Donlin Gold possesses Measured Resources of approximately 0.9 Mt grading 2.23 g/t and Indicated Resources of approximately 69 Mt grading 2.44 g/t, of which approximately 0.5 Mt of Measured Resources and approximately 42 Mt of Indicated Resources exclusive of Mineral Reserves is currently attributable to NOVAGOLD. Donlin Gold possesses Proven Reserves of approximately 8 Mt grading 2.32 g/t and Probable Reserves of approximately 497 Mt grading 2.08 g/t, each on a 100% basis, of which approximately 5 Mt of Proven Reserves and approximately 298 Mt of Probable Reserves is attributable to NOVAGOLD. Mineral Reserves and Resources have been estimated in accordance with NI 43-101 and S-K 1300.

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Cautionary Note Regarding Forward-Looking Statements

This media release includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward- looking statements are frequently, but not always, identified by words such as “expects”, “continue”, “ongoing”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. Forward-looking statements contained in this media release are based on a number of material assumptions, including but not limited to the following, which could prove to be significantly incorrect: our ability to achieve production at Donlin Gold; the cost estimates and assumptions contained in the 2021 Technical Report and the S-K 1300 Technical Report Summary; estimated metal pricing, metallurgy, mineability, marketability and operating and capital costs, together with other assumptions underlying our resource and reserve estimates; our expected ability to develop adequate infrastructure and that the cost of doing so will be reasonable; assumptions that all necessary permits and governmental approvals will be obtained and the timing of such approvals; assumptions made in the interpretation of drill results, the geology, grade and continuity of our mineral deposits; our expectations regarding demand for equipment, skilled labor and services needed for exploration and development of mineral properties; our ability to improve our ESG initiatives and goals; and that our activities will not be adversely disrupted or impeded by development, operating or regulatory risks. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding plans for and the estimated timing of an updated Bankable Feasibility Study (BFS) on the Donlin Gold project; our goals and planned activities for 2025; ongoing support provided to key stakeholders including Native Corporation landowners; Donlin Gold’s continued support for the state and federal permitting process; the potential development and construction of the Donlin Gold project; the timing and ability for the Donlin Gold project to hit critical milestones; the ability for the Donlin Gold development project to hit the anticipated projects; the sufficiency of funds to continue to advance development of Donlin Gold, including to a construction decision; perceived merit of properties; mineral reserve and mineral resource estimates; and Donlin Gold’s ability to secure the permits needed to construct and operate the Donlin Gold project in a timely manner, if at all; legal challenges to Donlin Gold’s existing permits and the timing of decisions in those challenges; plans to continue to advance the Donlin Gold project safely, socially responsibly and to sustainably generate value for our stakeholders; continued cooperation between the Owners of Donlin Gold LLC to advance the project; the Company’s ability to deliver on its strategy with the Donlin Gold project, increasing the value of the project; the success of the strategic mine plan for the Donlin Gold project, the success of the Donlin Gold community relations plan; the anticipated outcome of exploration drilling at the Donlin Gold project and the timing thereof; the completion of the test work and modeling and the timing thereof, including expected production and mine life, the ability and merit of delivering natural gas to South Central Alaska, the timing to select the firms for the feasibility study, and the timing of drill result updates. In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are not historical facts but instead represent the expectations of NOVAGOLD management’s estimates and projections regarding future events or circumstances on the date the statements are made. Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to complete an updated BFS and to explore and develop properties; availability and limitations on methods of financing in the debt and capital markets; disease pandemics; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, trade policies, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between the owners of Donlin Gold LLC to advance the project; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, disease pandemics, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding the Donlin Gold project; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC’s website at www.sec.gov, or on SEDAR+ at www.sedarplus.ca. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

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